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                                                                   Exhibit 10.38


                                 PROMISSORY NOTE


$4,000,000.00                                             Boston, Massachusetts
                                                                 March 19, 1998


         FOR VALUE RECEIVED, the undersigned Alkermes, Inc., a Pennsylvania corporation ("Alkermes"), Alkermes Controlled Therapeutics, Inc., a Pennsylvania corporation ("ACT I") and Alkermes Controlled Therapeutics Inc. II, a Pennsylvania corporation ("ACT II") (Alkermes, ACT I and ACT II being referred to herein individually as a "Borrower" and collectively as the "Borrowers") hereby jointly and severally promise to pay to the order of FLEET NATIONAL BANK (the "Bank") the principal amount of Four Million and 00/100 ($4,000,000.00) Dollars or such portion thereof as may be advanced under Section 2 of the below-described Loan Supplement and Modification Agreement ("Principal"), with interest, at the rate hereinafter set forth, on the daily balance of all unpaid Principal, from the date hereof until payment in full of all Principal and interest hereunder. As used herein, (i) "Loan Supplement and Modification Agreement" means that certain Second Loan Supplement and Modification Agreement of even date herewith among the Borrowers and the Bank and (ii) "Letter Agreement" means that certain letter agreement dated September 27, 1996 among the Borrowers and the Bank, as amended.

         Interest on all unpaid Principal shall be due and payable monthly in arrears, on the first Business Day (as defined in the Letter Agreement) of each month commencing on the first such day after the date of this note and continuing on the first Business Day of each month thereafter and on the date of payment of this note in full, at the rate of 7.69% per annum (computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed). Overdue Principal shall bear interest at a rate per annum which at all times shall be equal to the sum of (i) four (4%) percent per annum PLUS (ii) the per annum rate otherwise payable under this note (but in no event in excess of the maximum rate permitted by then applicable law), compounded monthly and payable on demand. If the entire amount of any required Principal and/or interest is not paid within ten (10) days after the same is due, the Borrowers shall pay (and shall be jointly and severally obligated to pay) to the Bank a late fee equal to five percent (5%) of the required payment.

         The Principal of this note represents the 1998 Term Loans (as defined in the Loan Supplement and Modification Agreement) made pursuant to Section 2 of the Loan Supplement and Modification Agreement. The Principal of this note shall be repaid by the Borrowers in fifty-nine (59) equal consecutive monthly installments (each in an amount equal to 1/60th of the aggregate principal amount of the 1998 Term Loans outstanding at the close of business on June 30,
1998), commencing on July 1, 1998 and continuing on the first Business Day of each month thereafter through and including May 1, 2003, plus a sixtieth (60th) and final payment due on June 2, 2003 in an amount equal to all then unpaid Principal and all interest accrued but unpaid thereon. The Borrowers may at any time and from time to time prepay all or any portion of Principal; provided that each such prepayment of Principal shall be accompanied by (i) payment of all interest under this note accrued but unpaid to the date of prepayment and (ii) the "Make-Whole Amount", if any, required by the provisions of Section 1.6 of the Letter Agreement. Any




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partial prepayment of Principal shall be applied against Principal installments
(including the final installment of Principal) thereafter coming due, in inverse order of normal maturity.

         Payments of both Principal and interest shall be made, in lawful money of the United States in immediately available funds, at the office of the Bank located at One Federal Street, Boston, Massachusetts 02110, or at such other address as the Bank may from time to time designate.

         Each of the undersigned Borrowers irrevocably authorizes the Bank to make or cause to be made, on a schedule attached to this note or on the books of the Bank, at or following the time of receiving any payment of Principal, an appropriate notation reflecting such transaction and the then aggregate unpaid balance of Principal. Failure of the Bank to make any such notation shall not, however, affect any obligation of any Borrower hereunder or under the Letter Agreement. The Principal balance of this note, as recorded by the Bank from time to time on such schedule or on such books, shall constitute presumptive evidence of the unpaid principal amount of the 1998 Term Loans.

         Each Borrower hereby (a) waives notice of and consents to any and all advances, settlements, compromises, favors and indulgences (including, without limitation, any extension or postponement of the time for payment), any and all receipts, substitutions, additions, exchanges and releases of collateral, and any and all additions, substitutions and releases of any person primarily or secondarily liable, (b) waives presentment, demand, notice, protest and all other demands and notices generally in connection with the delivery, acceptance, performance, default or enforcement of or under this note, and (c) agrees to pay, to the extent permitted by law, all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by the Bank in enforcing this note and any collateral or security therefor, all whether or not litigation is commenced.

         This note is secured, INTER ALIA, by a Security Agreement dated as of September 27, 1996, as amended (as so amended, the "Security Agreement") given by the Borrowers to the Bank. This note is the "1998 Term Note" referred to in the Loan Supplement and Modification Agreement and constitutes an "Additional Term Note" as defined in the Letter Agreement and the Security Agreement and is entitled to benefits thereof. This note is subject to prepayment under the conditions set forth in the Letter Agreement, with the Make-Whole Amount, if any, required by the Letter Agreement consequent upon such prepayment. The maturity of this note may be accelerated upon the occurrence of an Event of Default, as provided in the Letter Agreement. This note is the joint and several obligation of the Borrowers.

         EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED ON THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY RELATED DOCUMENTS OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSON. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND TO MAKE TERM LOANS AS CONTEMPLATED IN THE LETTER AGREEMENT.




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         Executed, as an instrument under seal, as of the day and year first above written.



CORPORATE SEAL                            ALKERMES, INC.


ATTEST:

 /s/ Patricia L. Allen                          By: /s/ Michael J. Landine
-------------------------------               ---------------------------------
Assistant Secretary                           Name: Michael J. Landine
                                              Title: Senior Vice President, CFO
                                                     & Treasurer


CORPORATE SEAL                            ALKERMES CONTROLLED
                                          THERAPEUTICS, INC.
ATTEST:



 /s/ Patricia L. Allen                          By: /s/ Michael J. Landine
-------------------------------               ---------------------------------
Assistant Secretary                           Name: Michael J. Landine
                                              Title: Vice President



CORPORATE SEAL                            ALKERMES CONTROLLED
                                          THERAPEUTICS INC. II
ATTEST:

 /s/ Patricia L. Allen                          By: /s/ Michael J. Landine
-------------------------------               ---------------------------------
Assistant Secretary                           Name: Michael J. Landine
                                              Title: Vice President




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